Consolidated Statement of Operations and Comprehensive Income (OWP Ventures, Inc.)	9 Months Ended
Dec. 31, 2018 USD ($) $ / shares shares
OWP Ventures, Inc. [Member]
Revenue:
Expenses:
General and administrative	903,913
Professional fees	917,936
Bad debts expense	50,000
Total operating expenses	1,871,849
Operating loss	(1,871,849)
Other expense:
Interest expense	(88,234)
Total other expense	(88,234)
Net loss	(1,960,083)
Less: Net loss attributable to the noncontrolling interest	101
Net loss attributable to OWP Ventures, Inc.	(1,959,982)
Other comprehensive income:
Loss on foreign currency translation	(4,090)
Net other comprehensive loss	$ (1,964,072)
Weighted average number of common shares outstanding - basic and fully diluted | shares	31,992,168
Net loss per share - basic and fully diluted | $ / shares	$ (0.06)